[CHASE LOGO]

                               September 26, 1996


GGS Management, Inc.
GGS Management Holdings, Inc.
c/o Symons International Group, Inc.
4720 Kingsway Drive
Indianapolis, Indiana 46205

Attention: David L. Bates, Esq.

                           Re: Consent and Amendment

Gentlemen:

         We refer to the Credit Agreement dated as of April 30, 1996 (as amended, supplemented and otherwise modified and in effect on the date hereof, the "Credit Agreement"; terms defined in the Credit Agreement to have their respective defined meanings when used herein) between GGS Management, Inc. (the "Company") certain banks (the "Banks") and The Chase Manhattan Bank (successor by merger to The Chase Manhattan Bank (National Association)), as agent for the Banks (the "Administrative Agent").

         In connection with a public offering by SIG of up to 3,450,000 shares of its common stock pursuant to Form S-1 dated September __, 1996, we understand that (1) the parties to the Stockholder Agreement wish to amend and restate such Stockholder Agreement in substantially the form of Exhibit A attached hereto (the "Amended and Restated Stockholder Agreement") so that the Company and GGS may be consolidated with SIG for financial reporting purposes and (2) the parties to the GGS Stock Purchase Agreement wish to enter into a Third Amendment to the Stock Purchase Agreement in substantially the form of Exhibit B attached hereto (the "Third Amendment").

         With the consent of the Majority Banks, we consent to GGS entering the Amended and Restated Stockholder Agreement and the Third Amendment on the
condition that simultaneously therewith, the Credit Agreement shall, automatically and without any further action by the parties hereto, be amended in the following respects:

         1. The first sentence of Section 8.08 of the Credit Agreement shall be amended by deleting therefrom the text from and including the words "except that Pafco may pay to SIG a dividend" to and including the words "and Goran".

         2. Section 8.12 of the Credit Agreement shall be amended by deleting the words "clauses (e) and (f)" and replacing them with "clause (b)".

         The foregoing consent shall become effective upon receipt by the Administrative Agent of a copy of this letter duly executed on behalf of the Company and GGS as below provided. This letter agreement shall be governed by and construed in accordance with, the law of the State of New York.



                                                     Very truly yours,

                                                     THE CHASE MANHATTAN BANK,
                                                     as Administrative Agent


                                                     By /s/ J. David Parker, Jr.
                                                        ------------------------
                                                        J. David Parker
                                                        Vice President

CONSENT:

GGS MANAGEMENT, INC.


By /s/ A Y Zuror
------------------------
Title: President


GGS MANAGEMENT HOLDINGS, INC.


By /s/ A Y Zuror
------------------------
Title: President